SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2006

Georgia Bancshares, Inc.

(Exact name of registrant
as specified in its charter)

Georgia	000-50188	58-2646154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westpark Drive, Peachtree City, Georgia	30269
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 631-9488

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 27, 2006, Georgia Bancshares, Inc., holding company for The Bank of Georgia, issued a press release announcing its financial results for the periods ended December 31, 2005 and the result of the special meeting of shareholders held on January 25, 2006.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements.  Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit

99.1	Earnings Press Release and Result of Special Meeting of Georgia Bancshares, Inc. dated January 27, 2006.

The information furnished in the attached press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA BANCSHARES, INC.

	By:	/s/ C. Lynn Gable
	Name:	C. Lynn Gable
	Title:	Chief Financial Officer

Dated: January 27, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Press Release and Result of Special Meeting of Georgia Bancshares, Inc. dated January 27, 2006